                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 1999

                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)


    Maryland                     1-11527                       04-3262075
(State or other              (Commission file                 (IRS employer
jurisdiction of                 number)                      identification no.)
incorporation)

          400 Centre Street, Newton, Massachusetts        02458
          (Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code: 617-964-8389

                            CERTAIN IMPORTANT FACTORS

This Current Report contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements appear in a number of places in this Current Report and include statements regarding the intent, belief or expectations of Hospitality Properties Trust (the "Company"), its Trustees or its officers with respect to the declaration or payment of dividends, the consummation of additional acquisitions, policies and plans of the Company regarding investments, dispositions, financings, conflicts of interest or other matters, the Company's qualification and continued qualification as a real estate investment trust or trends affecting the Company's or any hotel's financial condition or results of operations. Readers are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contained in the forward looking statements as a result of various factors. Such factors include, without limitation, changes in financing terms, the Company's ability or inability to complete acquisitions and financing transactions, results of operations of the Company's hotels and general changes in economic conditions not presently contemplated. The information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, including the information under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations", identifies other important factors that could cause such differences.

THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE COMPANY, DATED AUGUST 21, 1995 A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE TRUST. ALL PERSONS DEALING WITH THE TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information.

Index to Unaudited Consolidated Pro Forma Financial Statements and Other Data (see index on page F-1).

(c) Exhibits.

      1.1 Underwriting Agreement, dated as of May 5, 1999, by and among Hospitality Properties Trust and the several underwriters named therein relating to 10,000,000 common shares of beneficial interest.

      8.1   Opinion of Sullivan & Worcester LLP re: tax matters.

     23.1   Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).
                                       2

                          HOSPITALITY PROPERTIES TRUST

Index to Unaudited Pro Forma Consolidated Financial Statements and Other Data

1. Introduction to Unaudited Pro Forma Consolidated Financial Statements
   and Other Data.......................................................... F-2

2. Unaudited Pro Forma Consolidated Balance Sheet and Other Data as of
   March 31, 1999.......................................................... F-3

3. Unaudited Pro Forma Consolidated Statements of Income and Other Data for
   the Year Ended December 31, 1998 and the three months ended
   March 31, 1999.......................................................... F-4

4. Notes to Unaudited Pro Forma Consolidated Financial Statements and
   Other Data.............................................................. F-6

                          HOSPITALITY PROPERTIES TRUST

                  INTRODUCTION TO UNAUDITED ADJUSTED PRO FORMA

                      CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet at March 31, 1999 is intended to present the consolidated financial position of HPT as if the transactions described in the notes hereto (the "Transactions") were consummated at March 31, 1999. The following unaudited pro forma consolidated statements of income for the year ended December 31, 1998 and three months ended March 31, 1999 are intended to present the consolidated results of operations of HPT as if the Transactions were consummated as of January 1, 1998. These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate consolidated financial statements of HPT, incorporated herein by reference to our Annual Report on Form 10-K for the year ended December 31, 1998 and our Current Report on Form 8-K dated April 30, 1999.

In addition to pro forma adjustments relating to operating hotel properties acquired during 1998 and 1999, these unaudited adjusted pro forma consolidated financial statements include adjustments for the results of certain hotel properties which were under development during 1998 and 1999. See Notes F and Q. HPT believes that presentation of combined pro forma and adjusted financial data is meaningful and relevant to an understanding of the effects of the Transactions on HPT. No assurance can be given that these adjusted pro forma consolidated financial statements reflect the consolidated financial results which would have been realized if the acquisition and development of the relevant hotel properties was completed as of March 31, 1999 or January 1, 1998.

These unaudited adjusted pro forma consolidated financial statements are not necessarily indicative of what the actual consolidated financial position or results of operations of HPT would have been as of the date or for the period indicated, nor do they purport to represent the expected consolidated financial position or results of operations of HPT for any future period. Differences may result from, among other considerations, future changes in HPT's portfolio of investments, changes in interest rates, changes in the capital structure of HPT, delays in the acquisition of certain properties or any determination not to complete the acquisition of any hotel properties and changes in operating expenses.

The following unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of income were prepared pursuant to the Securities and Exchange Commission's rules for the presentation of pro forma data. The pro forma and adjusted pro forma other data give effect to the consummation by the Company of the Transactions. Certain properties expected to be acquired by the Company are currently under construction or development by the sellers. Other properties were under construction during the period presented when they were owned or under development by the sellers. The accompanying pro forma information does not give further effect to the completion of construction or the related lease commencement for any period prior thereto. Construction projects not completed by March 31, 1999 are likewise not reflected in the pro forma balance sheet. Rather, the effect of completion of construction of these properties is presented separately from the pro forma information as described in the accompanying notes. The Company believes that a display of such adjusted pro forma data is meaningful and relevant to the understanding of the Transactions and, accordingly has presented such data in the final two columns, labeled "Other Data," on the accompanying pages.

                          HOSPITALITY PROPERTIES TRUST

          Unaudited Pro Forma Consolidated Balance Sheet and Other Data

                             As of March 31, 1999

                             (amounts in thousands)


                                                                                Pro Forma                       Other Data
                                                                                ---------                       ----------
                                                                        Pro Forma                          Other       Adjusted Pro
                                                      Historical (A)   Adjustments      Pro Forma       Adjustments       Forma
                                                      --------------   -----------      ---------       -----------       -----
              Assets

Real estate properties                                 $2,113,258       $     --        $2,113,258       $75,324(F)     $2,188,582
Accumulated depreciation                                 (130,195)            --          (130,195)           --          (130,195)
                                                       ----------       --------        ----------       -------        ----------
                                                        1,983,063             --         1,983,063        75,324         2,058,387
Cash and cash equivalents                                   6,536        154,363(B)        160,899       (67,477)(G)        93,422
Restricted cash (FF&E Reserve)                             24,407             --            24,407            --            24,407
Other assets, net                                          14,668             --            14,668            --            14,668
                                                       ----------       --------        ----------       -------        ----------
                                                       $2,028,674       $154,363        $2,183,037       $ 7,847        $2,190,884
                                                       ----------       --------        ----------       -------        ----------
                                                       ----------       --------        ----------       -------        ----------

Liabilities and Shareholders' Equity

Senior notes, net of discount                            $414,759       $     --          $414,759       $    --        $  414,759
Revolving debt                                            172,000       (172,000)(C)            --            --                --
Security and other deposits                               231,114             --           231,114         7,847(H)        238,961
Other liabilities                                          13,209             --            13,209            --            13,209

Shareholders' equity:
   9-1/2% Series A Cumulative Redeemable Preferred Shares      --         72,438(D)         72,438            --            72,438
   Common shares of beneficial interest                       456            100(E)            556            --               556
   Additional paid-in capital                           1,231,688        253,825(E)      1,485,513            --         1,485,513
   Cumulative net income                                  226,403             --           226,403            --           226,403
   Dividends                                             (260,955)            --          (260,955)           --          (260,955)
                                                       ----------       --------        ----------       -------        ----------
          Total shareholders' equity                    1,197,592        326,363         1,523,955            --         1,523,955
                                                       ----------       --------        ----------       -------        ----------
                                                       $2,028,674       $154,363        $2,183,037       $ 7,847        $2,190,884
                                                       ----------       --------        ----------       -------        ----------
                                                       ----------       --------        ----------       -------        ----------



See accompanying notes to unaudited pro forma consolidated financial statements and other data.

                          HOSPITALITY PROPERTIES TRUST

       Unaudited Pro Forma Consolidated Statement of Income and Other Data

                      For the Year Ended December 31, 1998

                (amounts in thousands, except per share amounts)


                                                                                   Pro Forma                    Other Data
                                                                                   ---------                    ----------
                                                                            Pro Forma                       Other      Adjusted Pro
                                                          Historical (I)   Adjustments     Pro Forma      Adjustments      Forma
                                                          --------------   -----------     ---------      -----------      -----
Revenues:
       Rental income                                          $157,223       $32,603 (J)    $189,826       $26,718(Q)   $216,544
       FF&E reserve income                                      16,108         1,104 (K)      17,212            --        17,212
       Interest income                                           1,630            --           1,630            --         1,630
                                                              --------       -------        --------       -------      --------

              Total revenues                                   174,961        33,707         208,668        26,718       235,386
                                                              --------       -------        --------       -------      --------

Expenses:
       Depreciation and amortization                            54,757         9,965 (L)      64,722         8,614(R)     73,336

       Interest                                                 21,751        13,220 (M)      34,971            --        34,971
       General and administrative                               10,471         1,508 (N)      11,979         1,304(S)     13,283
                                                               -------       -------        --------       -------      --------

              Total expenses                                    86,979        24,693         111,672         9,918       121,590
                                                               -------       -------        --------       -------      --------

Net income                                                      87,982         9,014          96,996        16,800       113,796
                                                               -------       -------        --------       -------      --------

9-1/2% Series A preferred share dividends                           --         7,125 (O)       7,125            --         7,125
                                                               -------       -------        --------       -------      --------

Net income available
  for common shareholders                                      $87,982       $ 1,889        $ 89,871       $16,800      $106,671
                                                               -------       -------        --------       -------      --------
                                                               -------       -------        --------       -------      --------

Weighted average common shares outstanding                      42,317        13,291 (P)      55,608            --        55,608
                                                               -------       -------        --------       -------      --------
                                                               -------       -------        --------       -------      --------

Net Income available for common
  shareholders per share                                         $2.08                         $1.62                       $1.92
                                                               -------                      --------                    --------
                                                               -------                      --------                    --------



See accompanying notes to unaudited pro forma consolidated financial statements and other data.

                          HOSPITALITY PROPERTIES TRUST

       Unaudited Pro Forma Consolidated Statement of Income and Other Data

                     For the Three Months Ended March 31, 1999

                 (amounts in thousands, except per share amounts)


                                                                                   Pro Forma                    Other Data
                                                                                   ---------                    ----------
                                                                            Pro Forma                       Other      Adjusted Pro
                                                          Historical (I)   Adjustments     Pro Forma      Adjustments      Forma
                                                          --------------   -----------     ---------      -----------      -----
Revenues:
       Rental income                                          $49,042       $ 2,748 (J)    $ 51,790        $2,417(Q)      $ 54,207
       FF&E reserve income                                      4,114           603 (K)       4,717            --            4,717
       Interest income                                            117            --             117            --              117
                                                              --------       -------        --------       -------        --------

              Total revenues                                   53,273         3,351          56,624         2,417           59,041
                                                              --------       -------        --------       -------         -------

Expenses:
       Depreciation and amortization                           17,271           830 (L)      18,101           763(R)        18,864

       Interest                                                 9,935        (1,192)(M)       8,743            --            8,743
       General and administrative                               3,171           126 (N)       3,297           115(S)         3,412
                                                               -------       -------        --------       -------         --------

              Total expenses                                   30,377          (236)         30,141           878           31,019
                                                               -------       -------        --------       -------         --------

Net income                                                     22,896         3,587          26,483         1,539           28,022
                                                               -------       -------        --------       -------         --------

9-1/2% Series A preferred share dividends                           --        1,781 (O)       1,781            --            1,781
                                                               -------       -------        --------       -------         --------

Net income available for common shareholders                   $22,896       $ 1,806        $ 24,702       $ 1,539         $26,241
                                                               -------       -------        --------       -------         --------
                                                               -------       -------        --------       -------         --------

Weighted average common shares outstanding                      45,614       10,000 (P)       55,614            --           55,614
                                                               -------       -------        --------       -------         --------
                                                               -------       -------        --------       -------         --------

Net income available for common
  shareholders per share                                         $0.50                         $0.44                          $0.47
                                                               -------                      --------                       --------
                                                               -------                      --------                       --------





See accompanying notes to unaudited pro forma consolidated financial statements and other data.

                          HOSPITALITY PROPERTIES TRUST

  Notes to Unaudited Pro Forma Consolidated Financial Statements and Other Data
                             (dollars in thousands)

                Pro Forma Consolidated Balance Sheet Adjustments



A. Represents the unaudited historical consolidated balance sheet of the Company at March 31, 1999.

B.  Represents pro forma impact on cash as follows:


    Cash transactions:
      Net proceeds from the Proposed Offering (defined in Note C)                    $253,925
      Net proceeds from issuance of the 9-1/2% Series A
        Cumulative Redeemable Preferred Shares in April 1999                           72,438
      Repayments of outstanding borrowings under HPT's
        credit facility                                                              (172,000)
                                                                                   ----------
      Net impact on cash                                                             $154,363
                                                                                   ----------
                                                                                   ----------

C. Represents pro forma amounts repaid under the credit facility after completion of the proposed issuance of ten million common shares of beneficial interest (the "Proposed Offering") and the issuance of the 9-1/2% Series A Cumulative Redeemable Preferred Shares.

D. Represents the proceeds from the issuance of the 9-1/2% Series A Cumulative Redeemable Preferred Shares in April 1999 net of transaction costs of $2,562.

E.  Represents the following:


    Gross proceeds from the Proposed Offering
      (10,000,000 shares at $26-13/16 per share)             $268,125
    Estimated expenses of the Proposed Offering               (14,200)
                                                            ----------
      Net proceeds of the Proposed Offering                   253,925
    Par value ($.01) of 10,000,000 shares                        (100)
                                                            ----------
      Additional paid-in capital                             $253,825
                                                            ----------
                                                            ----------

                                   Other Data
                     Consolidated Balance Sheet Adjustments

F. Represents the purchase of 7 hotels acquired or to be acquired, but not open as of March 31, 1999:

        Cash purchase prices:
        Three Courtyard by Marriott(R) hotels                 $29,716
        Two Residence Inn by Marriott(R) hotels                20,957
        Two TownePlace Suites by Marriott(R) hotels            16,429
        Purchase price withheld as security deposits            7,847
        Closing costs                                             375
                                                              -------
        Total                                                 $75,324
                                                              -------
                                                              -------

G.  Represents the net cash required to buy the 7 hotels described in F.

H. Represents security deposits held by the Company as a result of purchasing and leasing the following hotels which were not open as of March 31, 1999:

         Three Courtyard by Marriott(R)hotels                 $ 3,475
         Two Residence Inn by Marriott(R)hotels                 2,451
         Two TownePlace Suites by Marriott(R)hotels             1,921
                                                              --------
         Total                                                $ 7,847
                                                              --------
                                                              --------

                          HOSPITALITY PROPERTIES TRUST

 Notes to Unaudited Pro Forma Consolidated Financial Statements and Other Data -
                                    continued
                             (dollars in thousands)

Pro Forma Consolidated Income Statement Adjustments


I. Represents the historical consolidated statement of income for the period presented excluding an extraordinary loss related to the early extinguishment of debt in 1998 of $6,641.

J. Represents the pro forma effect of leases entered and to be entered for hotels open during the periods presented. This pro forma effect is derived as follows:

                                                              Year Ended        Three Months
                                                              December 31,     Ended March 31,
                                                                 1998               1999
                                                              -----------      ---------------
        Pro forma Minimum Rent                                 $ 186,390         $ 50,851
        Pro forma Percentage Rent                                  3,436              939
        Amounts included in historical Minimum Rent             (153,787)         (48,103)
        Amounts included in historical Percentage Rent            (3,436)            (939)
                                                               ---------         ---------
                                                               $  32,603         $  2,748
                                                               ---------         ---------
                                                               ---------         ---------

     Certain of the hotels owned by the Company as of March 31, 1999 were under development and others are currently under development by the sellers of these properties. The Company is not contractually obligated to acquire these hotels until they are completed. The foregoing pro forma income statements assume the hotels, which were completed prior to December 31, 1998 and March 31, 1999 were acquired as of their completion date. Percentage rent, which is based upon a percentage of gross revenue increases, cannot be calculated for unopened hotels under development, and no such amounts are included.

K. FF&E Reserve escrow accounts for all of HPT's Marriott(R) brand hotels are owned by HPT and periodic payments into these escrow accounts are recorded as additional rent under generally accepted accounting principles ("GAAP"). A pro forma adjustment to record additional rent relating to FF&E escrow contributions of $1,104 has been made for four hotels acquired in December 1998 which were open and operating throughout 1998. A pro forma adjustment to record additional rent relating to FF&E escrow contributions of $603 has been made for the three months ended March 31, 1999 for ten hotels owned or acquired and operating through March 31, 1999. No pro forma adjustment for the FF&E Reserve income related to newly constructed hotels purchased and to be purchased by HPT from Marriott has been made, as this amount cannot be calculated. The FF&E Reserves for HPT's Wyndham(R), Sumner Suites(R), Candlewood Suites(R), Summerfield Suites(R) and
     Homestead Village(R) hotels remain the property of the respective tenants during the lease term. HPT has a security interest in these escrow accounts and at the end of the lease term, any remaining funds in these FF&E Reserves must be paid to HPT. Under GAAP, the FF&E Reserve for the leases relating to these hotels is not recorded as income by HPT.

L. Represents the impact of the pro forma transactions on depreciation expense for the entire period presented.

M.   Represents the following adjustments to interest expense:

     - Eliminate 1998 interest expense recognized on the $125 million of mortgage notes repaid in February 1998 including amortization of deferred financing costs.

     - Eliminate interest on credit facility borrowings for the period presented repaid with the proceeds from the Proposed Offering, the senior notes, the 6.7 million common shares issued during 1998 and the preferred shares issued in April 1999.

     - Add interest, including amortization of deferred financing costs, on the $415 million of senior notes issued during 1998 for the year ended December 31, 1998.

     - Add amortization of deferred financing costs related to the Company's $300 million credit facility for the entire year ended December 31, 1998.

N. Represents the estimated impact of the Transactions on general and administrative expenses of the Company for the periods presented.

O. Represents preferred dividends on the 9-1/2% Series A Cumulative Redeemable Preferred Shares for the period presented.

P.   Represents the weighted average impact of the Proposed Offering and
     6.7 million common shares of beneficial interest issued by the Company during 1998.

                          HOSPITALITY PROPERTIES TRUST

 Notes to Unaudited Pro Forma Consolidated Financial Statements and Other Data -
                                    continued
                             (dollars in thousands)


                                   Other Data
                    Consolidated Income Statement Adjustments

Q. Represents the effect of leases entered and to be entered for the transactions described in Note F above, since the beginning of the periods presented. The effect of these leases is derived as follows:

                                                              Year Ended        Three Months
                                                             December 31,      Ended March 31,
                                                                 1998               1999
                                                             ------------      ---------------

        Adjusted pro forma Minimum Rent                        $213,108           $ 53,268
        Adjusted pro forma Percentage Rent                        3,436                939
        Amounts included in pro forma Minimum Rent             (186,390)           (50,851)
        Amounts included in pro forma Percentage Rent            (3,436)              (939)
                                                               --------            --------
                                                               $ 26,718           $  2,417
                                                               --------            --------
                                                               --------            --------


R. Represents the impact of the transactions described in Note F above, on depreciation expense for the entire period presented.

S. Represents the estimated impact of the transactions described in Note F above, on general and administrative expenses of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          HOSPITALITY PROPERTIES TRUST

                          By:   /s/ Thomas M. O'Brien
                               -------------------------------
                               Thomas M. O'Brien, Treasurer




Date: May 5, 1999